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                                                     FORM T-1

                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                             STATEMENT OF ELIGIBILITY
                                    UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                                     CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                       CHECK IF AN APPLICATION TO DETERMINE
                                       ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                         SECTION 305(b)(2)           |__|
                                            ---------------------------

                                               THE BANK OF NEW YORK

                                (Exact name of trustee as specified in its charter)

New York                                                                   13-5160382
(State of incorporation                                                    (I.R.S. employer
if not a U.S. national bank)                                               identification no.)
One Wall Street, New York, N.Y.                                            10286
(Address of principal executive offices)                                   (Zip code)
                                            ---------------------------

                                        Southern California Edison Company
                                (Exact name of obligor as specified in its charter)

California                                                                      95-1240335
(State or other jurisdiction of                                                 (I.R.S. employer
incorporation or organization)                                                  identification no.)

2244 Walnut Grove Avenue
Rosemead, California                                                            91770
(Address of principal executive offices)                                        (Zip code)

                                                   -------------
                                        First and Refunding Mortgage Bonds
                                        (Title of the indenture securities)

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1.       General information.  Furnish the following information as to the Trustee:

         (a)      Name and address of each examining or supervising authority to which it is subject.

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                       Name                                                        Address
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        Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y.  10006,
                                                                 and Albany, N.Y. 12203

        Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y.  10045

        Federal Deposit Insurance Corporation                    Washington, D.C.  20429

        New York Clearing House Association                      New York, New York   10005

         (b)      Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits  identified  in  parentheses  below,  on file with the  Commission,  are  incorporated  herein by reference as an exhibit  hereto,  pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act")
         and 17 C.F.R. 229.10(d).

         1.       A copy of the  Organization  Certificate of The Bank of New York (formerly  Irving Trust Company)
                  as now in effect,  which  contains the  authority  to commence  business and a grant of powers to exercise  corporate  trust  powers.  (Exhibit  1 to  Amendment  No. 1  to  Form  T-1  filed  with
                  Registration  Statement  No.  33-6215,  Exhibits  1a and 1b to Form T-1 filed  with  Registration
                  Statement No.  33-21672,  Exhibit 1 to Form T-1 filed with  Registration  Statement No.  33-29637 and Exhibit 1 to Form
                  T-1 filed with Registration Statement No. 333-121195.)

         4.       A copy of the  existing  By-laws of the Trustee.  (Exhibit 4 to Form T-1 filed with  Registration
                  Statement No. 333-121195.)

         6.       The consent of the Trustee  required by Section  321(b) of the Act.  (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

         7.       A copy of the latest  report of  condition  of the  Trustee  published  pursuant to law or to the requirements of its supervising or examining authority.

                                                     SIGNATURE

         Pursuant to the  requirements of the Act, the Trustee,  The Bank of New York, a corporation  organized and existing  under the laws of the State of New York,  has duly caused this  statement of  eligibility to be signed on its behalf by the undersigned,  thereunto duly  authorized,  all in The City of New York, and State of New York, on
the 22nd day of March, 2005.

                                                           THE BANK OF NEW YORK

                                                           By: /s/     ROBERT A. MASSIMILLO
                                                               ---------------------------------------
                                                           Name:       ROBERT A. MASSIMILLO
                                                           Title:       VICE PRESIDENT

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                                                     EXHIBIT 7

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                                        Consolidated Report of Condition of

                                               THE BANK OF NEW YORK

                                     of One Wall Street, New York, N.Y. 10286
                                      And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System,  at the close of business  December 31, 2004,  published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
ASSETS                                                                                          In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                           $3,866,500
   Interest-bearing balances...........................                                            8,455,170
Securities:
   Held-to-maturity securities.........................                                            1,885,665
   Available-for-sale securities.......................                                           20,781,508
Federal funds sold and securities purchased under
   agreements to resell................................
   Federal funds sold in domestic offices..............                                            3,730,007
   Securities purchased under agreements to
   resell.............................................                                               847,805
Loans and lease financing receivables:
   Loans and leases held for sale................                                                          0
   Loans and leases, net of unearned
     income......................................................                                 36,195,743
   LESS: Allowance for loan and
     lease losses............................................                                        587,611
   Loans and leases, net of unearned
     income and allowance..............................                                           35,608,132
Trading Assets.........................................                                            4,174,521
Premises and fixed assets (including capitalized
   leases).............................................                                              949,424
Other real estate owned................................                                                  754
Investments in unconsolidated subsidiaries and
   associated companies................................                                              268,366
Customers' liability to this bank on acceptances
   outstanding.........................................                                               52,800
Intangible assets......................................
   Goodwill............................................                                            2,746,404
   Other intangible assets.............................                                              758,137
Other assets...........................................                                            8,013,234
                                                                                                 -----------
Total assets...........................................                                          $92,138,427
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LIABILITIES
Deposits:
   In domestic offices.................................                                          $41,480,131
   Noninterest-bearing.................................                                           16,898,525
   Interest-bearing....................................                                           24,581,606
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                                           24,028,722
   Noninterest-bearing.................................                                              576,431
   Interest-bearing....................................                                           23,452,291
Federal funds purchased and securities sold under
     agreements to repurchase..........................
   Federal funds purchased in domestic
     offices...........................................                                            1,040,432
   Securities sold under agreements to
     repurchase........................................                                              491,007
Trading liabilities....................................                                            2,724,930
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                                                                4,780,573
Not applicable
Bank's liability on acceptances executed and
   outstanding.........................................                                               54,517
Subordinated notes and debentures......................                                            2,390,000
Other liabilities......................................                                            6,901,014
                                                                                                 -----------
Total liabilities......................................                                          $83,891,326
                                                                                                 ===========

Minority interest in consolidated
   subsidiaries......................................                                                140,499

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EQUITY CAPITAL
Perpetual preferred stock and related
   surplus...........................................                                                      0
Common stock...........................................                                            1,135,284
Surplus (exclude all surplus related to preferred
   stock)..............................................                                            2,087,221
Retained earnings......................................                                            4,892,420
Accumulated other comprehensive income.........                                                       -8,323
Other equity capital components.....................                                                       0
--------------------------------------------------------------- ---------------------------------------------
Total equity capital...................................                                            8,106,602
                                                                                                  ----------
Total liabilities, minority interest, and equity
   capital.............................................                                          $92,138,427
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         I, Thomas J. Mastro,  Senior Vice  President and  Comptroller  of the  above-named  bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                                                         Thomas J. Mastro,
                                                                     Senior Vice President and Comptroller

         We, the undersigned  directors,  attest to the correctness of this statement of resources and liabilities.
We declare  that it has been  examined  by us, and to the best of our  knowledge  and belief has been  prepared  in conformance with the instructions and is true and correct.

Thomas A. Renyi      ]
Gerald L. Hassell    ]                          Directors
Alan R. Griffith     ]

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